UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 1, 2005

Splinex Technology Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-116817	200715816
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

550 W. Cypress Creek Road, Suite 410, Fort Lauderdale, Florida		33309
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	954 660-6565

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On November 21, 2005, the Company entered into a Severance Agreement with Michael Stojda in connection with Mr. Stojda’s resignation from the Company’s Board of Directors and from his positions as President and Chief Executive Officer. The Severance Agreement terminates the Employment Agreement between Mr. Stojda and the Company, dated August 30, 2004, except in the event of a default under the Severance Agreement. The Company agreed to make a payment of $5,000 on November 25, 2005, bi-weekly payments to Mr. Stojda of $2,500.00 from December 9, 2005 through February 17, 2006 and bi-weekly payments of $7,500.00 from March 3, 2006 through December 21, 2007. Mr. Stojda’s non-qualified stock options will vest as of November 21, 2005 and will expire on February 28, 2006.

On October 17, 2005, the Company entered into a Termination Agreement with Christian Schormann in connection with Mr. Schormann’s resignation as Vice President of Company. The Termination Agreement terminates the Employment Agreement between Mr. Schormann and the Company, dated January 12, 2005. The Company agreed to pay Mr. Schormann severance for ninety days in the amount of $47,500.00 and other amounts owed in the aggregate amount of $33,948.05.

Item 1.02 Termination of a Material Definitive Agreement.

The response to Item 1.01 above is incorporated herein by reference

On November 21, 2005, the Company and Michael Stojda mutually agreed to terminate the Employment Agreement dated August 30, 2004 with Michael Stojda.

On October 17, 2005, the Company and Christian Schormann mutually agreed to terminate the Employment Agreement dated January 12, 2005.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The Company and Mr. Stojda mutually agreed that he would resign as the Company’s President, Chief Executive Officer and director effective November 21, 2005.

Effective October 17, 2005, Mr. Christian Schormann resigned as Vice President of the Company.

Effective September 1, 2005, Mr. Gerard A. Herlihy was named President and Chief Operating Officer in addition to his current duties as Chief Financial Officer. Mr. Herlihy’s business experience, and the material terms of his employment agreement, dated May 20, 2004, as disclosed in the Company’s Annual Report on Form 10-KSB for the fiscal year ended March 31, 2005, remain unchanged except that his salary was increased to $145,000 per year.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Splinex Technology Inc.

November 21, 2005	By:	Gerard A. Herlihy

Name: Gerard A. Herlihy
Title: President

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Exhibit Index

Exhibit No.	Description

10.1	Severance Agreement dated November 21, 2005 by and between Splinex and Michael Stojda.
10.2	Termination Agreement dated October 17, 2005 by and between Splinex and Christian Schormann